Exhibit 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $0.005 per share, of Envestnet, Inc., a Delaware corporation, and that this Agreement may be included as an exhibit to such joint filing. This Joint Filing Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the 26th day of August, 2011.

TCV VII, L.P.

By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Title:	Authorized Signatory

TCV VII (A), L.P.

By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Title:	Authorized Signatory

TCV MEMBER FUND, L.P.

By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Title:	Authorized Signatory

TECHNOLOGY CROSSOVER MANAGEMENT VII, L.P.

By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Title:	Authorized Signatory

TECHNOLOGY CROSSOVER MANAGEMENT VII, LTD.

By:	/s/ Frederic D. Fenton
	Name:	Frederic D. Fenton
	Title:	Authorized Signatory

JAY C. HOAG

By:	/s/ Jay C. Hoag
	Name:	Jay C. Hoag

RICHARD H. KIMBALL

By:	/s/ Richard H. Kimball
	Name:	Richard H. Kimball

JOHN L. DREW

By:	/s/ John L. Drew
	Name:	John L. Drew

JON Q. REYNOLDS, JR.

By:	/s/ Jon Q. Reynolds, Jr.
	Name:	Jon Q. Reynolds, Jr.

WILLIAM J.G. GRIFFITH IV

By:	/s/ William J.G. Griffith IV
	Name:	William J.G. Griffith IV

ROBERT W. TRUDEAU

By:	/s/ Robert W. Trudeau
	Name:	Robert W. Trudeau

CHRISTOPHER P. MARSHALL

By:	/s/ Christopher P. Marshall
	Name:	Christopher P. Marshall

TIMOTHY P. McADAM

By:	/s/ Timothy P. McAdam
	Name:	Timothy P. McAdam

JOHN C. ROSENBERG

By:	/s/ John C. Rosenberg
	Name:	John C. Rosenberg

DAVID L. YUAN

By:	/s/ David L. Yuan
	Name:	David L. Yuan